UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 12, 2017

Heron Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33221	94-2875566
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4242 Campus Point Court, Suite 200, San Diego, CA		92121
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (858) 251-4400

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 12, 2017, Heron Therapeutics, Inc. (the “Company”) held its 2017 Annual Meeting of Stockholders. Six proposals were voted on at the meeting: (1) the election of six directors: Kevin C. Tang, Barry D. Quart, Pharm.D., Robert H. Rosen, Craig A. Johnson, John W. Poyhonen and Christian Waage to serve until the 2018 Annual Meeting of Stockholders and until their successors are duly elected and qualified; (2) the ratification of the appointment of OUM & Co. LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017; (3) an advisory vote to approve compensation paid to the Company’s named executive officers during fiscal year 2016; (4) the amendment of the Company’s Certificate of Incorporation to increase the aggregate number of authorized shares of common stock by 25,000,000; (5) the amendment of the Company’s 2007 Amended and Restated Equity Incentive Plan (the “2007 Plan”) to increase the shares of common stock authorized for issuance thereunder from 13,800,000 to 18,800,000; and (6) the amendment of the Company’s 1997 Employee Stock Purchase Plan (the “1997 Plan”) to increase the shares of common stock authorized for issuance thereunder from 275,000 to 475,000.

Only stockholders of record as of the close of business on April 17, 2017 were entitled to vote at the 2017 Annual Meeting. As of April 17, 2017, 53,696,906 shares of common stock of the Company were outstanding and entitled to vote at the 2017 Annual Meeting. At the 2017 Annual Meeting, 50,333,273 shares of common stock of the Company were represented by proxy constituting a quorum for the meeting. As set forth below, each of the six proposals voted on at the meeting were approved by the stockholders entitled to vote thereon.

The votes with respect to each of the proposals are set forth below.

Election of six directors to serve until the 2018 annual meeting:

Name of Director Nominees	For	Withheld	Broker Non-Votes
Kevin C. Tang	39,833,337	5,529,584	4,970,352
Barry D. Quart, Pharm.D.	45,307,405	55,516	4,970,352
Robert H. Rosen	45,289,074	73,847	4,970,352
Craig A. Johnson	37,151,626	8,211,295	4,970,352
John W. Poyhonen	37,224,759	8,138,162	4,970,352
Christian Waage	45,174,225	188,696	4,970,352

Ratification of the appointment of OUM & Co. LLP as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2017:

For	Against	Abstain	Broker Non-Votes
50,193,813	77,850	61,610	0

Advisory vote to approve compensation paid to the Company’s named executive officers during fiscal year 2016:

For	Against	Abstain	Broker Non-Votes
36,918,132	8,430,679	14,110	4,970,352

Amendment to the Company’s Certificate of Incorporation to increase the aggregate number of authorized shares of common stock by 25,000,000:

For	Against	Abstain	Broker Non-Votes
47,331,313	635,510	2,366,450	0

Amendment to the Company’s 2007 Plan to increase the shares of common stock authorized for issuance thereunder by 5,000,000 shares:

For	Against	Abstain	Broker Non-Votes
24,970,094	18,175,638	2,217,189	4,970,352

Amendment to the Company’s 1997 Plan to increase the shares of common stock authorized for issuance thereunder by 200,000 shares:

For	Against	Abstain	Broker Non-Votes
45,267,125	84,939	10,857	4,970,352

*      *     *

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Heron Therapeutics, Inc.

Date: June 13, 2017	/s/ David L. Szekeres
David L. Szekeres
Senior Vice President, General Counsel, Business Development and Corporate Secretary